UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2004

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-16214                  14-0462060
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(State or other jurisdiction           (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

        1373 Broadway, Albany, New York                              12204
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   (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

On November 11, 2004, Albany International issued a news release declaring a quarterly dividend of $0.08 per share on the Class A and Class B Common Stock. The news release also announced that the Company's Board of Directors has authorized the purchase of up to one million shares of its Class A Common Stock. A copy of the news release is furnished as Exhibit 99.1 to this report.

On November 12, 2004, Albany International issued a news release announcing that Frank R. Schmeler has informed the Board of Directors of his intention to retire as the Company's Chief Executive Officer (Principal Executive Officer). A copy of the news release is furnished as Exhibit 99.2 to this report.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ALBANY INTERNATIONAL CORP.

                                     By:    /s/ Michael C. Nahl
                                            ------------------------------------
                                     Name:  Michael C. Nahl
                                     Title: Senior Vice President and
                                     Chief Financial Officer
                                     (Principal Financial Officer)

Date: November 12, 2004

                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Registrant's news release dated November 11, 2004

99.2              Registrant's news release dated November 12, 2004